UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2026

Merck & Co., Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

126 East Lincoln Avenue, Rahway, New Jersey	07065
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 740-4000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
3.250% Notes due 2032	MRK/32	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange
3.500% Notes due 2037	MRK/37	New York Stock Exchange
3.700% Notes due 2044	MRK/44	New York Stock Exchange
3.750% Notes due 2054	MRK/54	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On May 22, 2026, Merck & Co., Inc. (the “Company”) closed an underwritten public offering of $500,000,000 aggregate principal amount of Floating Rate Notes due 2028 (the “Floating Rate Notes”), $1,000,000,000 aggregate principal amount of 4.300% Notes due 2028 (the “2028 Notes”), $500,000,000 aggregate principal amount of 4.650% Notes due 2031 (the “2031 Notes”), $1,000,000,000 aggregate principal amount of 4.950% Notes due 2033 (the “2033 Notes”), $1,500,000,000 aggregate principal amount of 5.200% Notes due 2036 (the “2036 Notes”), $500,000,000 aggregate principal amount of 5.750% Notes due 2046 (the “2046 Notes”) and $1,000,000,000 aggregate principal amount of 5.850% Notes due 2056 (the “2056 Notes” and, together with the Floating Rate Notes, the 2028 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes and the 2046 Notes, collectively, the “Notes”) under the Company’s Registration Statement on Form S-3ASR (Registration No. 333-278066), originally filed with the Securities and Exchange Commission (the “Commission”) on March 19, 2024, as amended by Post-Effective Amendment No. 1, filed with the Commission on May 14, 2024.
The Notes are being issued under an indenture dated as of January 6, 2010, between the Company and U.S. Bank Trust National Association, as trustee, a copy of which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 10, 2010 and is incorporated herein by reference. Copies of the officers’ certificate for each series of the Notes (including forms of each of the respective Notes attached thereto) pursuant to Section 301 of the indenture governing the Notes are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 and are incorporated herein by reference. The legal opinion related to these Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 4.1	Floating Rate Notes due 2028 Officers’ Certificate of the Company dated May 22, 2026, including form of the Floating Rate Notes.
Exhibit 4.2	4.300% Notes due 2028 Officers’ Certificate of the Company dated May 22, 2026, including form of the 2028 Notes.
Exhibit 4.3	4.650% Notes due 2031 Officers’ Certificate of the Company dated May 22, 2026, including form of the 2031 Notes.
Exhibit 4.4	4.950% Notes due 2033 Officers’ Certificate of the Company dated May 22, 2026, including form of the 2033 Notes.
Exhibit 4.5	5.200% Notes due 2036 Officers’ Certificate of the Company dated May 22, 2026, including form of the 2036 Notes.
Exhibit 4.6	5.750% Notes due 2046 Officers’ Certificate of the Company dated May 22, 2026, including form of the 2046 Notes.
Exhibit 4.7	5.850% Notes due 2056 Officers’ Certificate of the Company dated May 22, 2026, including form of the 2056 Notes.
Exhibit 5.1	Opinion and Consent of Jennifer Zachary, Esq., Executive Vice President and General Counsel of the Company.
Exhibit 23.1	Consent of Jennifer Zachary, Esq., Executive Vice President and General Counsel of the Company (contained in Exhibit 5.1 to this Current Report on Form 8-K).
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026

Merck & Co., Inc.

By:	/s/ Kelly E. W. Grez
Kelly E. W. Grez
Corporate Secretary